Summary Prospectus	February 27, 2017
AMG TimesSquare Small Cap Growth Fund

Class N: TSCPX (formerly Class S)	Class I: TSQIX	Class Z: TSCIX (formerly Class I)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 27, 2017, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of the AMG TimesSquare Small Cap Growth Fund (the “Fund”) is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I1	Class Z
Management Fee[2]	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[2]	0.39%	0.29%	0.19%
Acquired Fund Fees & Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.25%	1.15%	1.05%
[1]	Because Class I shares will have commenced operations on or following the date of this Prospectus, these amounts are based on estimates for the current fiscal year.
[2]	Expense information has been restated to reflect current fees.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$127	$397	$686	$1,511
Class I	$117	$365	$633	$1,398
Class Z	$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies.
Consistent with its focus, the Fund typically invests in common and preferred stocks of U.S. small-capitalization companies. TimesSquare Capital Management, LLC (“TimesSquare” or the “Subadviser”) generally considers a company to be a “small-capitalization” company if, at the time of purchase, the market capitalization is below $3 billion or otherwise within the range of capitalizations of companies in the Russell 2000® Index (between $133 million and $3.86 billion as of May 27, 2016, the date of the latest reconstitution of the Index (implemented by the Index June 24, 2016)). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time. In addition, the Fund focuses on growing companies involved in new product development and technological breakthroughs. TimesSquare looks across all sectors of the stock market to find companies that meet the Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership. Typically, TimesSquare seeks out stocks that have the potential for significant price appreciation over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by

SUM025-0217

AMG TimesSquare Small Cap Growth Fund SUMMARY PROSPECTUS

the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and industrials sectors may comprise a significant portion of the Fund's portfolio.  The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.  The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective February 27, 2017, outstanding Class S shares (formerly Premier Class shares, which were renamed Class S shares on October 1, 2016) and Class I shares (formerly Institutional Class shares, which were renamed Class I shares on October 1, 2016) were renamed Class N and Class Z shares, respectively. Also effective February 27, 2017, the Fund established an additional share class: Class I.
Because the Fund’s Class I shares have not operated for a full calendar year, performance history for this share class is not available. Class I shares would have similar annual returns as Class N and Class Z shares because all of the classes are invested in the same portfolio of securities. However, Class I shares are subject to different expenses than Class N and Class Z shares, and Class I performance would vary to that extent. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class Z)
Best Quarter: 19.02% (2nd Quarter 2009)
Worst Quarter: -21.72% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/16
AMG TimesSquare Small Cap Growth Fund	1 Year	5 Years	10 Years
Class Z Return Before Taxes	8.45%	12.28%	8.95%
Class Z Return After Taxes on Distributions	7.54%	10.52%	7.61%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	5.55%	9.69%	7.14%
Class N Return Before Taxes	8.20%	12.07%	8.79%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	11.32%	13.74%	7.76%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only, and after-tax returns for Class N shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)

2	AMG Funds

AMG TimesSquare Small Cap Growth Fund SUMMARY PROSPECTUS

Subadviser
TimesSquare Capital Management, LLC
Portfolio Managers
Grant R. Babyak
Chief Executive Officer, Managing Director, and Senior
Portfolio Manager of TimesSquare; Portfolio Manager of the Fund since 2000.
Kenneth C. Duca, CFA
Director and Senior Portfolio Manager of TimesSquare;
Portfolio Manager of the Fund since 05/06.
Buying and Selling Fund Shares
Subject to the investment minimums described below, purchases of Fund shares are limited to shareholders who owned shares of the Fund on June 12, 2006, and certain financial advisors, asset allocation programs, institutions and intermediaries that have existing client assets or accounts in the Fund or with the Subadviser.
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income,  qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will typically not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	3

THIS PAGE INTENTIONALLY LEFT BLANK